                                                                 EXHIBIT 10.8



                                ESCROW AGREEMENT


               This Escrow Agreement (the "Agreement"), dated as of __________, which is the date of the closing under the Merger Agreement (as defined herein), which date is defined under the Merger Agreement as the "Closing Date" and is referred to herein as the "Closing Date", is made by and among Lehman Brothers Inc., Shoreline Pacific Institutional Finance, Seragen LLC, Reed R. Prior, Jean
C. Nichols, Elizabeth C. Chen, Robert W. Crane, Leon C. Hirsch, Turi Josefsen, Gerald S.J. Cassidy and Loretta P. Cassidy (collectively, the "Variable Company Stakeholders"), Ligand Pharmaceuticals Incorporated ("Parent"), Knight Acquisition Corporation, a wholly-owned subsidiary of Parent ("Merger Sub"), Seragen, Inc. (the "Company"), and State Street Bank and Trust Company, a Massachusetts trust company ("Escrow Agent").

                                    RECITALS

               Parent, the Company and Merger Sub have entered into an Agreement and Plan of Reorganization, dated ________ __, 1998 and attached hereto as Exhibit A (the "Merger Agreement"), pursuant to which Parent will acquire the Company through the statutory merger of Merger Sub with and into the Company, at which time the separate corporate existence of Merger Sub shall cease and the Company will continue as the surviving corporation (the "Surviving Corporation"). Section 1.7(a)(i)(A) of the Merger Agreement requires Parent to deliver to the Escrow Agent $200,000 in cash (the "Parent Amount"). Section 5.13 of the Merger Agreement requires Parent to deliver, or cause to be delivered, to the Escrow Agent all monies constituting Preclosing Company Revenues, as that term is defined in the Merger Agreement. The Parent Amount and the Preclosing Company Revenues are to be held in escrow by the Escrow Agent to satisfy certain obligations of the Company under the Merger Agreement.

               NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein, the parties hereto hereby agree as follows:

               1. Deposit of Amounts. Parent shall deliver, or shall cause the Surviving Corporation to deliver, as appropriate, the Parent Amount and the Preclosing Company Revenues to the Escrow Agent by wire transfer of immediately available funds as follows:

                      State Street Bank and Trust Company
                      Boston, Massachusetts
                      Account Number:
                                     --------------------
                      Account Name:
                                   ----------------------

               The Parent Amount shall be transmitted by Parent for receipt by the Escrow Agent on the Closing Date. After the Closing Date, Parent shall promptly transmit, or shall cause the Surviving Corporation to promptly transmit, as appropriate, all Preclosing Company Revenues to the Escrow Agent as and when such Preclosing

Company Revenues are received by the Surviving Corporation. Any deposits of Preclosing Company Revenues with the Escrow Agent shall be accompanied by written notice to the Escrow Agent identifying the deposit as such and stating the amount thereof. Within fifteen Business Days (as hereinafter defined) after the end of each calendar month, Parent shall provide Robert W. Crane and Seragen LLC, as agents for the Variable Company Stakeholders (each, a "Stakeholder Agent"), and the Escrow Agent with an accounting certified by the Chief Financial Officer of Parent of all Preclosing Company Revenues received by the Surviving Corporation during such month. Within fifteen Business Days after the end of each calendar month, the Escrow Agent shall provide a statement to each of the Stakeholder Agents that describes any deposit, distribution or investment activity with respect to the Escrowed Amount (as defined herein) during such month.

               2. Investments. The Escrow Agent shall invest the Parent Amount and the Preclosing Company Revenues (collectively, the "Escrowed Amount") in such current interest bearing bank account as the Stakeholder Agents shall jointly instruct in writing. In the absence of such a joint written instruction, the Escrow Agent shall have no obligation or duty to invest (or otherwise pay interest on) the Escrowed Amount. All earnings received from any investment of the Escrowed Amount shall be included in, and shall become a part of, the Escrowed Amount (and any losses on such investments shall be deducted from the Escrowed Amount). The Escrow Agent shall hold the Escrowed Amount in escrow upon the terms and conditions set forth in this Agreement.

               3. Release of Escrowed Amount. The Escrow Agent shall hold the Escrowed Amount in its possession until authorized hereunder to deliver the Escrowed Amount, or any portion thereof, as follows:

                      (a) Subject to the provisions of Section 3(b), the Escrow Agent will distribute the Escrowed Amount on the first Business Day after the 120th day following the Closing Date to each of the Variable Company Stakeholders in accordance with the percentages set forth in Schedule 3(a) attached hereto. For purposes of this Agreement, a "Business Day" shall mean any day on which the Corporate Trust Office of the Escrow Agent is open for business.

                      (b) Notwithstanding the provisions of Section 3(a) hereof:

                             (i) If before the 120th day following the Closing
Date, the Escrow Agent receives notice from Parent that there are outstanding Preclosing Company Payables, as that term is defined in the Merger Agreement, the Escrow Agent shall hold a portion of the Escrowed Amount equal to Parent's estimate of the Preclosing Company Payables, as identified in such notice, in accordance with the following provisions until there has been a Final Determination, as defined in paragraph (c) hereof, of the amount of such Preclosing Company Payables and any dispute with respect thereto has been resolved in accordance with this paragraph (b).



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




                             (ii) Upon receipt by the Escrow Agent of any Final
Determination, the Escrow Agent shall, subject to the 30 day notice provisions set forth in subparagraph (iii) hereof, promptly distribute to Parent the amount held in escrow in the amount of such Preclosing Company Payables as provided in the Final Determination.

                             (iii) Upon receipt of any Final Determination by
the Escrow Agent as set forth in this paragraph (b), the Escrow Agent shall promptly notify each of the Stakeholder Agents of, and furnish each with copies of, the same. If either of the Stakeholder Agents shall, within 30 days after receipt by both Stakeholder Agents of notice and copies of a Final Determination from the Escrow Agent, notify the Escrow Agent that it disputes such Final Determination, the Escrow Agent shall not distribute the amount of such Preclosing Company Payables, or any portion thereof, to Parent until such dispute has been settled as provided in Section 6(a) hereof and (A) the Stakeholder Agents and Parent have provided the Escrow Agent with written notice of such settlement and of the amount, if any, to be paid in respect of the disputed Preclosing Company Payables or (B) the Stakeholder Agents or Parent has provided the Escrow Agent with the final opinion of a court or arbitration panel of competent jurisdiction from which no appeal can be taken, certified by the Stakeholder Agents or Parent, as applicable, setting forth the amount, if any, to be paid in respect of the disputed Preclosing Company Payables. Upon receipt of such notice of settlement, the Escrow Agent shall disburse the remaining Escrowed Amount in accordance with the provisions thereof.

                      (c) For purposes of this Agreement, a "Final
Determination" with respect to a Preclosing Company Payable shall mean (i) a written statement from Parent setting forth the amount and nature of such Preclosing Company Payable as finally determined by Parent and briefly describing the basis for such determination and (ii) a true and complete copy of the invoice and any other documentation supporting such Preclosing Company Payable, each of (i) and (ii) as certified by the Chief Financial Officer of Parent.

               4. Tax Issues.

                      (a) The parties hereto agree that, for tax reporting purposes, all interest or other income earned from the investment of the Escrowed Amount shall be allocable to Parent.

                      (b) The parties hereto agree to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 (or Form W-8, in the case of non-U.S. persons) to the Escrow Agent within 30 days from the date hereof. The parties hereto understand that, in the event their tax identification numbers are not certified to the Escrow Agent, the Internal Revenue Code may require withholding of a portion of any interest or other income earned on the investment of the Escrowed Amount, in accordance with the Internal Revenue Code, as amended from time to time.

               5. Concerning the Escrow Agent.

                      (a) The Escrow Agent shall be paid a fee of [_____] (the "Escrow Fee") for its services hereunder and shall be reimbursed for all reasonable expenses, disbursements and advances incurred or made by it in the performance of its duties hereunder, including reasonable attorneys fees. The Escrow Fee shall be paid half by Parent and half by the Variable Company Stakeholders. The Escrow Agent shall deduct the Variable Company Stakeholders' portion of the Escrow Fee from the Escrowed Amount. Parent shall pay, on the date of the execution and delivery of this Agreement, its portion of the Escrow Fee by check drawn on Parent's corporate bank account.

                      (b) Parent, the Company, Merger Sub and each of the Variable Company Stakeholders hereby acknowledge and agree that the Escrow Agent
(i) shall not be responsible for any of the agreements referred to herein (including, without limitation, the Merger Agreement) but shall be obligated only for the performance of such duties as are specifically set forth in this Agreement; (ii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve expense or liability unless it shall have been furnished with indemnity acceptable to it; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; and (iv) may consult reputable legal counsel, including house counsel, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                      (c) Neither the Escrow Agent nor any of its directors, officers or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers or employees hereunder except in the case of gross negligence, bad faith or willful misconduct. Parent, the Company, Merger Sub and each of the Variable Company Stakeholders, jointly and severally, covenant and agree to indemnify the Escrow Agent and hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including, but not limited to, legal fees and expenses and other costs and expenses of defending or preparing to defend against any claim of liability in the premises, unless such loss, liability or expense shall be caused by the Escrow Agent's gross negligence, bad faith or willful misconduct. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

                      (d) Parent, the Company, Merger Sub and each of the Variable Company Stakeholders, jointly and severally, agree to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to the payment of the Escrowed Amount under this Agreement, and to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses, that may be assessed against the Escrow Agent on any such payment or other activities under this Agreement. Parent, the Company, Merger Sub and each of the Variable Company Stakeholders undertake to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting in connection with its acting as Escrow Agent under this Agreement. Parent, the Company, Merger Sub and each of the Variable Company Stakeholders, jointly and severally, agree to indemnify and hold the Escrow Agent harmless from any liability on account of taxes, assessments or other governmental charges, including without limitation the withholding or deduction or the failure to withhold or deduct the same, and any liability for failure to obtain proper certifications or to properly report to governmental authorities, to which the Escrow Agent may be or become subject in connection with or which arises out of this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties.

                      (e) The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository or subescrow agent employed by the Escrow Agent than any such book-entry depository or subescrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository or subescrow agent was caused by the Escrow Agent's own gross negligence, bad faith or willful misconduct.

                      (f) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving thirty (30) days prior written notice of resignation to the other parties hereto. Prior to the effective date of the resignation as specified in such notice, Parent will issue to the Escrow Agent a written instruction authorizing redelivery of the Escrow Amount to a successor escrow agent that it selects subject to the reasonable consent of each of the Stakeholder Agents. Such successor escrow agent shall be a bank or trust company, organized and existing under the laws of the United States or any state thereof, subject to examination by state or federal authorities, and have capital and surplus in excess of $500,000,000. If, however, Parent fails to name a successor escrow agent within twenty (20) days after the notice of resignation from the Escrow Agent, the Stakeholder Agents shall be entitled to name such successor escrow agent. If no successor escrow agent is named by Parent or the Stakeholder Agents, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent. The provisions of paragraph (c) and (d) shall survive the resignation or removal of the Escrow Agent or the termination of this Agreement.

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               6. Miscellaneous.

                      (a) Dispute Resolution.

                             (i) In the event of any dispute arising under
Sections 1 or 3(b) hereof with respect to the Preclosing Company Receivables or Preclosing Company Payables, such dispute shall be settled by mutual written agreement of the parties concerned or shall be submitted to the Boston, Massachusetts office of a nationally recognized accounting firm other than Ernst & Young LLP or Arthur Anderson LLP for resolution in accordance with the provisions of Section 5.13 of the Merger Agreement, all costs and expenses of which shall be paid by the parties to the dispute. The decision of such accounting firm shall be final and binding with respect to such matters.

                             (ii) Any dispute, other than a dispute described
under (i) above, arising under the Agreement with respect to the delivery of ownership or right of possession of the Escrowed Amount or the duties of the Escrow Agent hereunder shall be settled either by mutual written agreement of the parties concerned or by a binding arbitration, or by a final order, decree or judgment of a court of competent jurisdiction in the United States of America, all costs and expenses of which shall be paid by the parties to the dispute.

                             (iii) Prior to the settlement of any dispute, the
Escrow Agent is authorized and directed to retain in its possession without liability to anyone, all or any portion of the Escrowed Amount that is the subject of such dispute until such dispute shall have been settled by the mutual agreement of the parties involved, by binding arbitration pursuant to subparagraphs (i) or (ii) hereof or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceeding that relates to the Escrowed Amount.

                      (b) Consent to Jurisdiction and Service. Parent, the Company, Merger Sub and each of the Variable Company Stakeholders hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and of any federal court located in said Commonwealth in connection with any actions or proceedings brought against such party by Escrow Agent arising out of or relating to this Agreement. In any such action or proceeding, each such party hereby absolutely and irrevocably waives personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agrees that service thereof may be made by certified or registered first class mail directed to such party, at its respective address in accordance with Section 6(d) hereof.

                      (c) Force Majeure. No party shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

                      (d) Notice to the Stakeholder Agents. Any notice permitted or required hereunder shall be deemed to have been duly given if delivered personally or if mailed, certified or registered mail, postage prepaid, to each Stakeholder Agent at their addresses set forth below or to such other address as they may hereafter designate.

        If to Seragen LLC:

                      Seragen LLC
                      147 Bay State Road
                      Boston, Massachusetts 02115
                      Attention: Kenneth G. Condon

        If to Robert W. Crane:

                      Robert W. Crane
                      423 Scotch Road
                      Titusville, New Jersey 08560

                      (e) Notice or Payment to the Parties. Any notice or instruction to be made or given hereunder shall be in writing. Any notice or instruction or payment permitted or required hereunder shall be deemed to have been duly given if delivered personally or if mailed, certified or registered mail, postage prepaid, to each party at their addresses set forth below or to such other address as they may hereafter designate.

        If to Parent or Merger Sub:

                      Ligand Pharmaceuticals Incorporated
                      10275 Science Center Drive
                      San Diego, California
                      Attn:  William L. Respess, Esq.
                             General Counsel
                      Wire transfer instructions:_____________

        If to the Company:

                      Seragen, Inc.
                      97 South Street
                      Hopkinton, Massachusetts 01748
                      Attn:  Chief Executive Officer
                      Wire transfer instructions:_____________



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




        If to Escrow Agent:

                      State Street Bank and Trust Company
                      Two International Place
                      Boston, Massachusetts 02110
                      Attn:  Seragen Escrow
                             Corporate Trust Department

        If to Lehman Brothers Inc.:

                      Lehman Brothers Inc.
                      3 World Financial Center
                      New York, New York 10285-0001
                      Attn:  Rodney Young
                      Wire transfer instructions:_____________

        If to Shoreline Pacific Institutional Finance:

                      Shoreline Pacific Institutional Finance
                      3 Harbor Drive
                      Suite 211
                      Sausalito, California 94965
                      Attn:  General Counsel
                      Wire transfer instructions:_____________

        If to Seragen LLC:

                      Seragen LLC
                      147 Bay State Road
                      Boston, Massachusetts 02115
                      Attention: Kenneth G. Condon
                      Wire transfer instructions:_____________

        If to Reed R. Prior:

                      Reed R. Prior
                      17600 Charity Lane
                      Germantown, Maryland 20874
                      Wire transfer instructions:_____________



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




        If to Jean C. Nichols:

                      Jean C. Nichols, Ph.D.
                      c/o Seragen, Inc.
                      97 South Street
                      Hopkinton, Massachusetts 01748
                      Wire transfer instructions:_____________

        If to Elizabeth C. Chen:

                      Elizabeth C. Chen
                      Marathon Biopharmaceuticals, LLC
                      97 South Street
                      Hopkinton, Massachusetts 01748
                      Wire transfer instructions:_____________

        If to Robert W. Crane:

                      Robert W. Crane
                      423 Scotch Road
                      Titusville, New Jersey 08560
                      Wire transfer instructions:_____________

        If to Leon C. Hirsch:

                      Leon C. Hirsch
                      c/o United States Surgical Corporation
                      150 Glover Avenue
                      Norwalk, Connecticut 06856
                      Wire transfer instructions:_____________

        If to Turi Josefsen:

                      Turi Josefsen
                      c/o United States Surgical Corporation
                      150 Glover Avenue
                      Norwalk, Connecticut 06856
                      Wire transfer instructions:_____________



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        If to Gerald S.J. and Loretta P. Cassidy:

                      Gerald S.J. and Loretta P. Cassidy
                      c/o Cassidy and Associates, Inc.
                      700 13th Street, N.W., Suite 400
                      Washington, District of Columbia 20005
                      Wire transfer instructions:_____________

                      (f) Appointment of Stakeholder Agents. Each of the Variable Company Stakeholders hereby appoints Seragen LLC and Robert W. Crane, acting separately, as agents to represent them for all purposes specified herein.

                      (g) Binding Effect. This Agreement shall be binding upon the respective parties hereto and their heirs, executors, successors and assigns.

                      (h) Modifications. This Agreement may not be altered or modified without the consent of each of the parties hereto, which consent shall not constitute a waiver of any of the terms or conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms and conditions of this Agreement, or of such terms and conditions on any other occasion.

                      (i) Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of law.

                      (j) Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction shall likewise be admissible in evidence.



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


               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                             SERAGEN, INC.


                             By:
                                ---------------------------
                                  Name:
                                  Title:

                             LIGAND PHARMACEUTICALS INCORPORATED


                             By:
                                ---------------------------
                                  Name:
                                  Title:


                             KNIGHT ACQUISITION CORPORATION


                             By:
                                ---------------------------
                                  Name:
                                  Title:

                             STATE STREET BANK AND TRUST COMPANY


                             By:
                                ---------------------------
                                  Name:
                                  Title:

                             LEHMAN BROTHERS INC.


                             By:
                                ---------------------------
                                  Name:
                                  Title:

                             SHORELINE PACIFIC INSTITUTIONAL FINANCE


                             By:
                                ---------------------------
                                  Name:
                                  Title:

                             SERAGEN LLC


                             By:
                                ---------------------------
                                  Name:
                                  Title:



                             ------------------------------
                             Reed R. Prior



                             ------------------------------
                             Jean C. Nichols, Ph.D.



                             ------------------------------
                             Elizabeth C. Chen



                             ------------------------------
                             Robert W. Crane



                             ------------------------------
                             Leon C. Hirsch



                             ------------------------------
                             Turi Josefsen



                             ------------------------------
                             Gerald S.J. Cassidy



                             ------------------------------
                             Loretta P. Cassidy



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




                                  SCHEDULE 3(A)



              -  3.39113385 percent to Lehman Brothers Inc.
              -  1.69556693 percent to Shoreline Pacific Institutional Finance
              -  13.91735164 percent to Reed R. Prior
              -  4.50267259 percent to Jean C. Nichols
              -  3.27467097 percent to Elizabeth C. Chen
              -  4.50267259 percent to Robert W. Crane
              -  34.06924332 percent to Seragen LLC
              -  20.21056806 percent to Leon C. Hirsch
              -  8.66167203 percent to Turi Josefsen
              -  5.77444803 percent to Gerald S.J. and Loretta P. Cassidy